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For Bank use only

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                                                           /s/ Dan Astolfi

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LIS NO.         LOAN NO.             BORROWER              APPROVAL SIGNATURE
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                                                            [LOGO OF CORESTATES
                          COMMERCIAL PROMISSORY NOTE         PHILADELPHIA
                                                             NATIONAL BANK
                                                             APPEARS HERE]

$ 100,000.00                                                February 16, 1994
--------------------------------                           --------------------

     FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CORESTATES BANK, N.A. (the "Bank"), a national banking association which also conducts business as Philadelphia National Bank and as Corestates First Pennsylvania Bank, at any of its banking offices in Pennsylvania, the principal amount of One Hundred Thousand and --------00/100
                                      ---------------------------------------
DOLLARS, in lawful money of the United States, plus interest, to be paid as follows:

     Said principal shall be payable in 59 consecutive equal monthly installments, each in the amount of $1,666.66 payable on the first of each month beginning on March 1, 1994, and a final installment of $1,667.06 on February 1, 1999, plus interest on each said date fixed for payments in reduction of principal. Interest shall accrue at a per annum rate equal to 1% in excess of the prime rate. Payments will be applied as aforesaid on the date received and the amount of the final payment will be the amount which is necessary to pay in full all of the outstanding principal plus accrued and unpaid interest on this note on the date thereof.

    * or (o) if Borrower shall fail to either maintain Bank as its primary bank of account or in the alternative maintain in any accounts at Bank a collateral balance of not less than $75,000 in the aggregate.

ADDITIONAL TERMS OF THIS NOTE - Each of the following provisions shall apply to this Note, to any extension or modification hereof and to the indebtedness evidenced hereby, except as otherwise expressly stated above or in a separate writing signed by Book and Borrower.

INTEREST - Interest shall be calculated on the basis of a 360-day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration) or, if earlier, when such principal balance is actually paid to Bank. If the rate at which interest accrues is based on the "Prime Rate", that term is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Said per annum rate of interest shall change each time Bank's prime rate shall change, effective on and as of the date of the change. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing or existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

PREPAYMENT - If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified, Borrower may prepay all or any portion of the principal balance of this Note at any time without premium or penalty. If not permitted under the preceding sentence, any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal to the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to maturity at the time of prepayment on U.S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayments shall be applied to scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payments of accrued interest on the principal amount being prepaid and, unless this Note has been accelerated by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account, and in all proceeds of any such personal property or deposit balances. Such liens and security interest shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or the indebtedness evidenced hereby or (b) any category of liabilities, obligations or indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

EVENTS OF DEFAULT - Each of the following shall be an Event of Default hereunder: (a) the nonpayment when due of any amount payable under this Note or under any obligation or indebtedness to Bank of Borrower or any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, including endorsers, guarantors and sureties (each such person is referred to as an "Obligor"); (b) if Borrower or any Obligor has failed to observe or perform any other existing or future agreement with Bank of any nature whatsoever; (c) if any representation, warranty, certificate, financial statement or other information made or given by Borrower or any Obligor to Bank is materially incorrect or misleading; (d) if Borrower or any Obligor shall become insolvent or make an assignment for the benefit of creditors or if any petition shall be filed by or against Borrower or any Obligor under any bankruptcy or insolvency law; (e) the entry of this judgment against Borrower or any Obligor which remains unsatisfied for 15 days or the issuance of any attachment, tax lien, levy or garnishment against any property of material value in which Borrower or any Obligor has an interest; (f) if any attachment, levy, garnishment or similar legal process is served upon Bank as a result of any claim against Borrower or any Obligor or against any property of Borrower or any Obligor; (g) the dissolution, merger, consolidation, or the sale or change in control (as control is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of any Borrower which is a corporation or partnership, or transfer of any substantial portion of any of Borrower's assets, or if any agreement for such dissolution, merger, consolidation, change in control, sale or transfer is entered into by Borrower, without the written consent of Bank; (h) the death of any Borrower or Obligor who is a natural person; (i) if Bank determines reasonably and in good faith that an event has occurred or a condition exists which has had, or is likely to have a material adverse effect on the financial condition or creditworthiness of Borrower or any Obligor, or on the ability of Borrower or any Obligor to perform its obligation evidenced by this Note; (j) if Borrower shall fail to remit promptly when due to the appropriate government agency or authorized depository, any amount collected or withheld from any employee of Borrower for payroll taxes, Social Security payments or similar payroll deductions; (k) if any Obligor shall attempt to terminate or disclaim such Obligor's liability for the indebtedness evidenced by this Note; (l) if Bank shall reasonably and in good faith determine and notify Borrower that any collateral for this Note or for the indebtedness evidenced hereby is insufficient as to quality or quantity; (m) if Borrower shall fail to pay when due any material indebtedness for borrowed money other than to Bank; or (n) if Borrower shall be notified of the failure of Borrower or any Obligor to provide such financial and other information promptly when reasonably requested by Bank. If this Note is payable on demand, Bank's right to demand payment hereof shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if this Note is payable on demand. Bank may demand payment at any time.

BANK'S REMEDIES - Upon the occurrence of one or more Events of Default (including, if this Note is payable on demand, any Event of Default resulting from Borrower's failure to make any payment hereunder when demanded), unless Bank elects otherwise, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to Borrower or any Obligor, and Bank may, immediately or at any time thereafter exercise any or all of its rights and remedies hereunder or under any agreement or otherwise under applicable law against Borrower, any Obligor and any collateral. Bank may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto. Upon the occurrence of any such Event of Default or at any time thereafter, Bank may, at its option, and upon five days' written notice to Borrower, begin accruing interest on this Note at a rate not to exceed five percent (5%) per annum in excess of the greater of (a) the rate of interest provided for above, or (b) the Prime Rate in effect from time to time on the unpaid principal balance hereof; provided, however, that no interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable on demand.

CONFESSION OF JUDGEMENT - Borrower irrevocably authorizes and empowers any attorney or any clerk of any court of record, to appear for and confess against Borrower for such sums as are due and owing on this Note, with or without declaration, with costs of suit, without stay of execution and with an amount not to exceed the greater of fifteen percent (15%) of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Note, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Note. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified as having special flood hazards under regulations promulgated under the Flood Disaster Protection Act of 1973, if the community in which such area is located is participating in the National Flood Insurance Program. Any such exclusion shall not affect any lien upon property not so excluded.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower and each Obligor when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENT AND PAYMENTS - The proceeds of this Note, or any portion thereof, may be credited by Bank to the deposit account of Borrower, or disbursed in any other manner requested by Borrower and approved by Bank. If Borrower so requests, Bank may, at its option, disburse the proceeds of this Note in more than one disbursement on the same or different dates, but except as otherwise agreed by Bank in writing, no action taken by Bank in response to any such request shall be deemed to create or shall imply the existence of any commitment or obligation to pay or credit the undisbursed portion of this Note. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation) to charge any deposit account in Borrower's name for any and all payments of principal, interest, or any other amounts due under this Note.

PAYMENT OF COSTS - In addition to the principal and interest payable hereunder, Borrower agrees to pay Bank, on demand, all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred by Bank in the collection of this Note or the enforcement of Bank's rights and remedies hereunder.

REPRESENTATIONS BY BORROWER - If Borrower is a corporation or a general or limited partnership, Borrower represents and warrants that it is validly existing and in good standing in the jurisdiction under whose laws it was organized. If Borrower is a corporation, Borrower represents and warrants that the execution, delivery and performance of this Note are within Borrower's corporate powers, have been duly authorized by all necessary action by Borrower's Board of Directors, and are not in contravention of the terms of Borrower's charter, by-laws, or any resolution of its Board of Directors. If Borrower is a general or limited partnership, Borrower represents and warrants that the execution, delivery and performance of this Note have been duly authorized and are not in conflict with any provision of Borrower's partnership agreement or certificate of limited partnership. Borrower further represents and warrants that this Note has been validly executed and is enforceable in accordance with its terms, that the execution, delivery and performance by Borrower of this Note are not in contravention of law and do not conflict with any indenture, agreement or undertaking to which Borrower is a party or is otherwise bound, and that no consent or approval of any governmental authority or any third party is required in connection with the execution, delivery and performance of this Notie.

WAIVERS, ETC. - Borrower and each Obligor waive presentment, dishonor, notice of dishonor, protest and notice of protest. Neither the failure nor any delay on the part of Bank to exercise any right, remedy, power or privilege hereunder shall operate as a waiver or modification thereof. No comment, waiver or modification of the terms of this Note shall be effective unless set forth in a writing signed by Bank. All rights and remedies of Bank are cumulative and concurrent and no single or partial exercise of any power or privilege shall preclude any other or further exercise of any right, power or privilege.

MISCELLANEOUS - This Note is the unconditional obligation of Borrower, and Borrower agrees that Bank shall not be required to exercise any of its rights or remedies against any collateral in which it holds a lien or security interest or against which it has a right of setoff or against any particular Obligor. All representations, warranties and agreements herein are made jointly and severally by each Borrower. If any provision of this Note shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof. To the extent that this Note represents a replacement, substitution, renewal or refinancing of a pre-existing note or other evidence of indebtedness, the indebtedness represented by such preexisting note or other instrument shall not be deemed to have been extinguished hereby. In the event that any due date specified or otherwise provided for in this Note shall fall on a day on which Bank is not open for business, such due date shall be postponed until the next banking day, and interest and any fees or similar charges shall continue to accrue during such period of postponement. This Note has been delivered in and shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to the law of conflicts. This Note shall be binding upon each Borrower and each Obligor and upon their personal representatives, heirs, successors and assigns, and shall benefit Bank and its successors and assigns.

CONSENT TO JURISDICTION AND VENUE - IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY, EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN ANY COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA WHERE BANK MAINTAINS AN OFFICE AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

WAIVER OF JURY TRIAL - EACH UNDERSIGNED PARTY HEREBY WAIVES, AND BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS NOTE OR THE RELATIONSHIP EVIDENCED HEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS NOTE.

IN WITNESS WHEREOF, Borrower intending this to be a sealed instrument and intending to be legally bound hereby, has executed and delivered this Note as of the day and year first above written.



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Name of Corporation
or Partnership          CFM Technologies, Inc.
--------------------------------------------------------------------------------


By:                                     By:  Roger A. Cardin, President
--------------------------------------  ----------------------------------------
   (Signature of Authorized Signer)        (Signature of Authorized Signer)

                                             Roger A. Cardin, President
--------------------------------------  ----------------------------------------
   (Print or Type Name and Title of        (Print or Type Name and Title of
    Signer Above)                           Signer Above)



                            INDIVIDUALS SIGN BELOW


                                                                          (Seal)
-----------------------------------  -------------------------------------
(Signature of Witness)               (Signature of Individual Borrower)


-----------------------------------  -------------------------------------
(Print or Type Name of Above         (Print or Type Name of Borrower
 Witness)                             Signing Above)
                                                                          (Seal)
-----------------------------------  -------------------------------------
(Signature of Witness)               (Signature of Individual Borrower)


-----------------------------------  -------------------------------------
(Print or Type Name of Above         (Print or Type Name of Borrower
 Witness)                             Signing Above)